                                                                    EXHIBIT 10.3




                       PREFERRED STOCK PURCHASE AGREEMENT


                                      Among


                              CLEAR HOLDINGS, INC.,


                           DFW CAPITAL PARTNERS, L.P.,


                              CLEAR INVESTORS, LLC


                            STEPHEN F. JOHNSTON, SR.


                                       and


                       OTHER PERSONS ELECTING TO SUBSCRIBE





                            Dated as of June 24, 1999

                                TABLE OF CONTENTS



                                                                                              Page
                                                                                              ----
ARTICLE I.             THE PREFERRED STOCK.....................................................  1

        SECTION 1.01   Issuance and Sale of the Initial Shares.................................  1
        SECTION 1.02   First Closing Date......................................................  2
        SECTION 1.03   Issuance and Sale of Subsequent Closing Shares..........................  2
        SECTION 1.04   Subsequent Closing Date.................................................  2


ARTICLE II.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................  2

        SECTION 2.01  Organization, Qualifications and Corporate Power.........................  2
        SECTION 2.02  Authorization of Agreements, Shares and Conversion Shares................  3
        SECTION 2.03  Validity.................................................................  3


ARTICLE III.           REPRESENTATIONS AND WARRANTIES OF
                       THE PURCHASERS .........................................................  4

        SECTION 3.01  Investment Representation................................................  4


ARTICLE IV.            CONDITIONS .............................................................  4

        SECTION 4.01  Conditions to the Obligations of the Initial Purchasers..................  4
        SECTION 4.02  Conditions to the Obligations of the Company at the First Closing........  5
        SECTION 4.03  Conditions to the Obligations of the Subsequent Closing Purchasers.......  6
        SECTION 4.04  Conditions to the Obligations of the Company at the Subsequent Closing...  6

ARTICLE V.             COVENANTS OF THE COMPANY................................................  7

        SECTION 5.01  Financial Statements, Reports, Etc.......................................  7


ARTICLE VI.            MISCELLANEOUS...........................................................  8

        SECTION 6.01  Survival of Agreements...................................................  8
        SECTION 6.02  Brokerage................................................................  9
        SECTION 6.03  Parties in Interest......................................................  9
        SECTION 6.04  Certain Consents and Waivers.............................................  9
        SECTION 6.05  Notices..................................................................  9
        SECTION 6.06  Assignability............................................................ 10
        SECTION 6.07  Entire Agreement......................................................... 10
        SECTION 6.08  LAW GOVERNING............................................................ 10
        SECTION 6.09  Counterparts............................................................. 10

TESTIMONIUM.................................................................................... 12


                                INDEX TO EXHIBITS


                                                                          Section
Exhibit                    Description                                    Reference
-------                    -----------                                    ---------

EXHIBIT A                  Form of Amendment                              2.01(a)
                             to Registration Rights Agreement

EXHIBIT B                  Form of Amendment                              2.01(a)
                             to Voting and Co-Sale Agreement

EXHIBIT C                  List of Eligible Holders                       1.03


                  PREFERRED STOCK PURCHASE AGREEMENT, dated as of June 24, 1999, (the "Agreement") between CLEAR HOLDINGS, INC., a Georgia corporation (the "Company"), and DFW CAPITAL PARTNERS, L.P., a Delaware limited partnership ("DFW"), Clear Investors, LLC, a Georgia limited liability company ("LLC", Stephen F. Johnston, Sr. ("Johnston") (LLC, together with DFW, collectively the "Initial Purchasers") and such other persons who elect to purchase Shares pursuant to this Agreement (collectively, the "Subsequent Closing Purchasers" and, together with the Initial Purchasers, collectively the "Purchasers").

                  WHEREAS, the Company wishes to issue and sell to the Purchasers up to 30,000 shares (the "Shares") of Series C Convertible Preferred Stock, no par value (the "Series C Preferred Stock"), of the Company

                  WHEREAS, in order to induce the Purchasers to enter into this Agreement and consummate the transactions contemplated hereby the Company wishes to enter into this Agreement and make the representations, warranties, covenants and agreements set forth herein.

                  WHEREAS, each of the Initial Purchasers wish to purchase, and the Company wishes to sell to each Initial Purchaser, 5,000 Shares (such aggregate 10,000 Shares to be purchased by the Initial Purchasers being herein called the "Initial Shares").

                  WHEREAS, the Company wishes to offer certain holders of outstanding Common Stock, $.0001 par value, of the Company ("Common Stock") or outstanding options to purchase Common Stock, as well as other persons who are "Accredited Investors" as defined in Rule 501 under the Securities Act of 1933, as amended, the right to purchase up to an aggregate of 20,000 Shares, such right to be exercisable by such holders, in the event of over-subscription, pro rata according to the respective numbers of shares and options held by them. The Shares purchased by such holders and other purchasers are sometimes herein called the "Subsequent Closing Shares".

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


                                       I.

                                   THE SHARES

                  SECTION 1.01 Issuance and Sale of the Initial Shares. (a) Subject to the terms and conditions set forth herein, on the Closing Date (as defined herein) the Company shall issue and sell to each Initial Purchaser, and each Initial Purchaser shall purchase from the Company, 5,000 Shares and the Company shall issue and deliver to each Initial Purchaser certificates in definitive form, registered in the name of such Initial Purchaser, evidencing the Shares purchased by such Initial Purchaser.

                  (b) As payment in full for the Initial Shares purchased by it, and against delivery of the certificates for such Shares as aforesaid, each Initial Purchaser shall tender to the Company $500,000 aggregate principal amount of promissory notes of the Company or Clear Communications Group, Inc. for credit toward such purchase price at 100% of principal amount. The Company will on the First Closing Date pay all accrued interest on notes tendered in payment for the Initial Shares. Each Initial Purchaser may elect to apply such accrued interest to the purchase of additional Shares at the First Closing or any Subsequent Closing.

                  SECTION 1.02 First Closing Date. The closing of the sale and purchase of the Initial Shares shall take place at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, NE, Atlanta, Georgia 30309, on June 24, 1999 or at such other date and time as may be mutually agreed upon between the Initial Purchasers and the Company (such date and time of closing being herein called the "First Closing Date").

                  SECTION 1.03 Issuance and Sale of Subsequent Closing Shares. Each holder of Common Stock or outstanding options (whether or not vested) ("Options") to purchase Common Stock of the Company listed in Exhibit C (collectively, the "Eligible Holders") shall have the right, by delivery of notice to the Company not later than July 7, 1999, to purchase such holder's pro rata share (based on all Eligible Holders' holdings of Common Stock and Options) at a purchase price of $100 per share, of the Subsequent Closing Shares. In the event the Subsequent Closing Shares are not fully subscribed, purchasing Eligible Holders and other purchasers, including the Initial Purchasers, shall have the right to elect to purchase additional Subsequent Closing Shares.

                  SECTION 1.04 Subsequent Closing Dates. The closing of the sale and purchase of the Subsequent Closing Shares shall take place at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, NE, Atlanta, Georgia 30309, on July 8, 1999, in the case of purchase by Eligible Holders, and on July 30, 1999 in the case of purchase by other holders, or at such other dates and times as may be specified by the Company by notice to the Subsequent Closing Purchasers (each such date and time of closing being herein called a "Subsequent Closing Date").

                                       II.

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

                  The Company represents and warrants to each Purchaser as follows:

                  SECTION 2.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Georgia. The Company has the corporate power and authority (i) to own and hold its properties; (ii) to carry on its business as currently conducted and as proposed to be conducted; (iii) to execute, deliver and perform its obligations under this Agreement, the Amendment to Registration Rights Agreement, the form of which is attached hereto as Exhibit A (the "Registration Rights Amendment"); (iv) the Amended and Restated Voting and Co-Sale Agreement, the Form of which is attached hereto as Exhibit B (the "Voting and Co-Sale Agreement"); and (v) to issue, sell and deliver the Shares and the shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares").

                  SECTION 2.02 Authorization of Agreements, Shares and Conversion Shares. (a) The execution, delivery and performance by the Company of this Agreement, the Registration Rights Amendment and the Voting and Co-Sale Agreement, the issuance and sale of the Shares and the issuance and delivery of the Conversion Shares upon conversion of the Shares have been duly authorized by all requisite corporate action. The execution, delivery and performance by the Company of this Agreement, the Registration Rights Amendment and the Voting and Co- Sale Agreement, the issuance and delivery of the Shares and the issuance and delivery of the Conversion Shares upon conversion of the Shares will not (i) violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of the Company, or any provision of any material indenture, agreement or other instrument by which the Company or and of its subsidiaries or any of their respective properties or assets is bound or affected; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such material indenture, agreement or other instrument; (iii) result in the creation or imposition of any material lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company in any Subsidiary, except for such violations, conflicts or defaults which have been waived or consented to by the appropriate party or parties to such indenture, agreement or instrument.

                  (b) The Shares, when issued against payment in accordance with this Agreement, will be duly authorized, validly issued and outstanding, fully paid and non-assessable. The Conversion Shares have been duly reserved by the Company for issuance upon conversion of the Shares and, when so issued and delivered upon conversion of the Shares, will be duly authorized, validly issued and outstanding, fully paid and nonassessable shares of Common Stock. The issuance, sale and delivery of the Shares nor the issuance and delivery of the Conversion Shares upon conversion of the Shares is not subject to any preemptive rights of shareholders of the Company or to any right of first refusal or other similar right in favor of any person, except for the preemptive rights of holders of the Company's Class A Convertible Preferred Stock and the rights of certain holders under the Shareholders Agreement dated as of November 20, 1997, all of which have been waived pursuant to Section 6.04 hereof.

                  SECTION 2.03 Validity. This Agreement has been duly executed and delivered by the Company and constitutes, and the Registration Rights Amendment and the Voting and Co-Sale Agreement, when executed and delivered as contemplated by this Agreement, will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency and other limitations on creditors' rights generally, and to general equitable principles.


                                      III.

                         REPRESENTATIONS AND WARRANTIES
                                OF THE PURCHASERS

                  As an inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, and with knowledge that the Company shall reply thereon, each Purchaser represents and warrants to the Company, severally and not jointly, the following:

                  SECTION 3.01 Investment Representation. Such Purchaser is acquiring the Shares and will, upon conversion of the Shares, acquire the Conversion Shares for its, his or her own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Such Purchaser further represents that he, she or it understands that (i) none of the Shares or the Conversion Shares have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof; (ii) the Shares and, upon conversion thereof, the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) the Shares and the Conversion Shares will bear a legend to such effect; and (iv) the Company will make a notation on its transfer books to such effect. Such Purchaser further understands that the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of the Shares and/or the Conversion Shares in limited amounts under certain conditions.

                                       IV.

                                   CONDITIONS

                  SECTION 4.01 Conditions to the Obligations of the Initial Purchasers. The obligation of the Initial Purchasers to purchase and pay for the Initial Shares on the First Closing Date is, at the option of the Purchasers, subject to the satisfaction, on or prior to the First Closing Date, of each of the following conditions:

                  (a) Representations and Warranties to Be True and Correct. The representations and warranties contained in Article II hereof shall be true and correct in all material respects on and as of the First Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and if requested by the Initial Purchasers, the Company shall have certified to such effect to the Initial Purchasers in writing.

                  (b) Performance. The Company shall have performed and complied in all material respects with all agreements and conditions contained herein and required to be performed or complied with by it prior to or at the Closing Date, and, if requested by the Purchaser, the Company shall have certified to such effect to the Purchasers in writing.

                  (c) All Proceedings to Be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers and their counsel, and the Initial Purchasers and said counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (d) Fleet Consent. Fleet National Bank shall have consented to the transactions contemplated by this Agreement.

                  (e) Opinion of Company Counsel. The Initial Purchasers shall have received an opinion of Smith, Gambrell & Russell, L.L.P. as to the matters referred to in Sections 2.01 and 2.02, in form, scope and substance reasonably satisfactory to the Initial Purchasers and their counsel.

                  (f) Registration Rights Amendment and Voting and Co-Sale Agreement. The Registration Rights Amendment and Voting and Co-Sale Agreement shall have been executed and delivered by the Company, and the same shall be in full force and effect on the Closing Date.

                  (g) SBA Forms. The Company shall have executed and delivered to the Purchaser for redelivery to the Small Business Administration ("SBA") SBA Form 480

         (Size Status Declaration) and SBA Form 652 (Assurance of Compliance For NonDiscrimination), and shall have provided the Purchaser with sufficient information to enable such Purchaser to accurately complete and deliver SBA Form 1031 (Portfolio Financing Report) to the SBA.

                  SECTION 4.02 Conditions to the Obligations of the Company at the First Closing. The obligation of the Company to issue and sell the Initial Shares to the Initial Purchasers on the First Closing Date is, at the Company's option, subject to the satisfaction, on or before such date of the following conditions:

                  (a) Representations and Warranties to Be True and Correct. The representations and warranties of the Initial Purchasers contained in Article III hereof shall be true and correct in all material respects on and as of the First Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and, if requested by the Company, the Initial Purchasers shall have certified to such effect to the Company in writing.

                  (b) Performance. The Initial Purchasers shall have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by them prior to or at the Closing Date, and if requested by the Company the Initial Purchasers shall have certified to such effect to the Company in writing.

                  (c) Registration Rights Amendment and Voting and Co-Sale Agreement. The Registration Rights Amendment and Voting and Co-Sale Agreement shall have been executed and delivered by the Initial Purchasers.

                  (d) Fleet Consent. Fleet National Bank shall have consented to the transactions contemplated by this Agreement.

                  SECTION 4.03 Conditions to the Obligations of Each of the Subsequent Closing Purchasers. The obligation of the Subsequent Closing Purchasers to purchase and pay for Subsequent Closing Shares on each Subsequent Closing Date is, at the option of the Company, subject to the satisfaction, on or prior to each Subsequent Closing Date, of each of the following conditions:

                  (a) Representations and Warranties to Be True and Correct. The representations and warranties contained in Article II hereof shall be true and correct in all material respects on and as of each Subsequent Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

                  (b) Performance. The Company shall have performed and complied in all material respects with all agreements and conditions contained herein and required to be performed or complied with by it prior to or at such Subsequent Closing Date.

                  (c) All Proceedings to Be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Subsequent Closing Purchasers.

                  SECTION 4.04 Conditions to the Obligations of the Company at Each Subsequent Closing. The obligation of the Company to issue and sell Subsequent Closing Shares to the Subsequent Closing Purchasers on each Subsequent Closing Date is, at the Company's option, subject to the satisfaction, on or before such date of the following conditions:

                  (a) Representations and Warranties to Be True and Correct. The representations and warranties of the Subsequent Closing Purchasers purchasing on such Subsequent Closing Date contained in
         Article III hereof shall be true and correct in all material respects on and as of such date with the same effect as though such representations and warranties had been made on and as of such date.

                  (b) Performance. The Subsequent Closing Purchasers purchasing on such Closing Date shall have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by them prior to or at such date.

                  (c) Registration Rights Amendment and Voting and Co-Sale Agreement. The Registration Rights Amendment and Voting and Co-Sale Agreement shall have been executed and delivered by the Subsequent Closing Purchasers purchasing on such Closing Date.

                  (d) Questionnaire. Each Subsequent Closing Purchaser purchasing on such Closing Date shall have executed and delivered to the Company an Accredited Investor Questionnaire, and the Company and its counsel shall be satisfied with such questionnaires and all matters pertaining to the Company's compliance with applicable federal and state securities laws.


                                       V.

                            COVENANTS OF THE COMPANY

                  SECTION 5.01. Financial Statements, Reports, Etc. The Company covenants and agrees that so long as any Initial Purchaser shall hold at least 25% of the Shares acquired by it pursuant to this Agreement, or any person acquiring, directly or indirectly, Shares from an Initial Purchaser shall hold an equivalent number of Shares, the Company will furnish each such Initial Purchaser or subsequent holder each of the items listed in this Section 5.01.

                  (a) Within 90 days after the end of each fiscal year of Company, a consolidated balance sheet of Company and any subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, shareholders' equity and cash flows of Company and any subsidiaries for the fiscal year then ended, together with an auditor's management letter and supporting notes thereto, certified without qualification as to scope of audit by a firm of independent public accountants of recognized national standing selected by Company and reasonably acceptable to a majority in interest of the Purchasers or such subsequent holders;

                  (b) within 30 days after the end of each month in each fiscal year, consolidating and consolidated balance sheets of Company and any subsidiaries and the related consolidating and consolidated statements of operations and cash flows (including comparisons therein to historical results from the corresponding month in the prior year), unaudited but certified by the principal financial officer of Company, such balance sheets to be as of the end of such month and such statements of income to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case subject to normal year-end audit adjustments;

                  (c) not less than quarterly, a certificate by the principal financial officer of Company stating the amount of available borrowings under Company's senior credit facility and either certifying compliance by Company with its covenants and obligations under such credit facility or describing in reasonable detail any instances of non-compliance by Company thereunder;

                  (d) within 15 days prior to the beginning of each fiscal year of Company (and with respect to any revision thereof, promptly after such revision has been prepared), a proposed operating budget for Company (or for Company and any subsidiaries) including projected monthly income statements, cash flow statements during such fiscal year and a projected balance sheet as of the end of such fiscal year, and each monthly financial statement furnished pursuant to (b) above shall reflect variances from such operating budget, as the same may from time to time be revised;

                  (e) promptly upon filing, copies of all registration statements, prospectuses, periodic reports and other documents filed by Company with the Securities and Exchange Commission;

                  (f) (A) promptly upon receipt, all notices or reports from any lenders regarding compliance deficiencies and (B) prompt notice concerning material litigation, any other events that may have a material adverse effect on the business, properties, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole; and any default or event of default under any credit facility of the Company or any subsidiary;

                  (g) promptly, but in any event within 10 days upon entering into any letter of intent or negotiations regarding an acquisition of, investment in or merger with a third party, such information concerning such proposed transaction as would be reasonably required for the Purchaser to evaluate the transaction and the effect thereof upon the Purchaser's investment in the Company; and

                  (h) by Wednesday of each week, the weekly sales and cash collections/disbursements flash report for the preceding week.

The term "subsidiary" as used herein shall mean any corporation or other business entity a majority of whose outstanding voting stock entitled to vote for the election of directors is at the time owned by Company and/or one or more other subsidiaries.


                                       VI.

                                  MISCELLANEOUS

                  SECTION 6.01 Survival of Agreements. All covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                  SECTION 6.02 Brokerage. The Company, on the one hand, and the Purchasers, on the other hand (severally and not jointly), agree to indemnify and hold each other harmless against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

                  SECTION 6.03 Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  SECTION 6.04 Certain Consents and Waivers. DFW, as holder of all outstanding shares of the Company's Class A Convertible Preferred Stock, hereby (i) consents to the issuance of the Shares and (ii) waives its preemptive rights with respect to the issuance and sale of the Shares. Johnston, as the holder of a majority of the outstanding Common Stock of the Company, hereby approves the transactions contemplated by this Agreement for all purposes of the Shareholders Agreement dated as of November 20, 1997 among Johnston, Clear Communications Group, Inc. and certain other parties.

                  SECTION 6.05 Notices. All notices, consents and other communications hereunder (i) shall be in writing, (ii) shall be addressed to the parties as indicated below, unless notified in writing of a change in address, and (iii) shall be deemed to have been given either when (w) personally delivered to the recipient, (x) sent to the recipient by a nationally recognized express courier service (charges prepaid), (y) mailed by certified or registered mail, return receipt requested and postage prepaid, or
(z) sent by facsimile to the recipient followed by the sending of a copy of such notice in a manner described above, as follows:

                  (a)    if to the Company, to it at:

                         Clear Holdings, Inc.
                         440 Interstate North Parkway
                         Atlanta, Georgia 30339
                         Attention:  Chief Executive Officer
                         Facsimile No. (770) 763-5635

                  with a copy to:

                         Smith, Gambrell & Russell, LLP
                         Suite 3100, Promenade II
                         1230 Peachtree Street, NE
                         Atlanta, Georgia 30309-3592
                         Attention:  Terry Ferraro Schwartz, Esq.
                         Facsimile No. (404) 815-3509

                  (b)    if to the DFW Capital Partners, to it at:

                         DFW Capital Partners, L.P.
                         300 Frank W. Burr Boulevard
                         Glenpointe Centre East - 5th Fl.
                         Teaneck, New Jersey 07666
                         Attention:  Lisa Roumell
                         Facsimile No. (201) 836-5666

                  with a copy to:

                         Reboul, MacMurray, Hewitt, Maynard & Kristol
                         45 Rockefeller Plaza
                         New York, New York 10111
                         Attention:  John Maynard, Esq.
                         Facsimile No. (212) 841-5725

                  (c)    if to Clear Investors, LLC, to it at:

                         c/o Stephen F. Johnston, Sr.
                         550 River Valley Road
                         Atlanta, Georgia 30328

                  (d) If to any Subsequent Closing Purchaser or if to any subsequent holder of the Shares or the Conversion Shares, to such person at its address appearing on the stock transfer records of the Company.

                  SECTION 6.06 Assignability. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

                  SECTION 6.07 Entire Agreement. This Agreement, its Exhibits and Schedules, and all other documents executed on the First or Subsequent Closing Dates in connection herewith, constitute the entire Agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

                  SECTION 6.08 LAW GOVERNING. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

                  SECTION 6.09 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company and the Initial Purchasers have caused this Agreement to be executed as of the day and year first above written. Subsequent Closing Purchasers shall become parties to this Agreement by executing and delivering a counterpart of this Agreement with their name and the number of Subsequent Closing Shares filled in, but this Agreement shall not be effective as to any such Subsequent Closing Purchaser until the Company has delivered a counterpart hereof to such Subsequent Closing Purchaser with the Company's acceptance endorsed hereon.


                                CLEAR HOLDINGS, INC.



                                By: /s/ Michael W. Riley
                                    -----------------------------------
                                Name: Michael W. Riley
                                      ---------------------------------
                                Title: President
                                       --------------------------------


                                /s/ Stephen F. Johnston
                                ---------------------------------------
                                        Stephen F. Johnston, Sr.

                                INITIAL PURCHASERS:

                                DFW CAPITAL PARTNERS, L.P.
                                By Capital Partners - GP, L.P.,
                                       General Partner



                                By: /s/ Lisa Roumell
                                    -----------------------------------
                                        Lisa Roumell
                                        General Partner


                                CLEAR INVESTORS, LLC



                                By: /s/ Stephen F. Johnston
                                    -----------------------------------
                                        Stephen F. Johnston, Sr.
                                        Managing Member


Number of
Subsequent Closing             Subsequent Closing             Company
Shares                         Purchasers                     Acceptance
------------------             ------------------             -----------


--------------------           ----------------------         ------------------


--------------------           ----------------------         ------------------


--------------------           ----------------------         ------------------


--------------------           ----------------------         ------------------


--------------------           ----------------------         ------------------


--------------------           ----------------------         ------------------



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